UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008

GENERAL MARITIME SUBSIDIARY CORPORATION
(formerly General Maritime Corporation)
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)
299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
EXPLANATORY NOTE:
This Amendment No. 1 to Current Report on Form 8-K is being filed to amend our Current Report on Form 8-K filed on December 16, 2008 for the purpose of including the Employment Agreement of John P. Tavlarios as Exhibit 10.3, which exhibit was inadvertently omitted from the prior filing, and to correct the entries for Exhibits 10.3, 10.4 to the exhibit lists. The Employment Agreement of John C. Georgiopoulos, previously filed as Exhibit 10.3 to the December 16, 2008 Current Report on Form 8-K, is being re-filed with this Amendment No. 1 as Exhibit 10.5 as reflected in the corrected exhibit lists.
     (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

3.2	Amended and Restated By-Laws of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

10.1	Amendment to Letter Agreement, dated December 10, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), and Peter C. Georgiopoulos.

10.2	Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios.

10.4	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), and Jeffrey D. Pribor.

10.5	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), and John C. Georgiopoulos.

99.1	Joint Press Release of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) and Arlington Tankers Ltd., issued on December 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME SUBSIDIARY CORPORATION (Registrant)
By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Treasurer

Date: December 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

3.2	Amended and Restated By-Laws of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

10.1	Amendment to Letter Agreement, dated December 10, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), and Peter C. Georgiopoulos.

10.2	Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios.

10.4	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), and Jeffrey D. Pribor.

10.5	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), and John C. Georgiopoulos.

99.1	Joint Press Release of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) and Arlington Tankers Ltd., issued on December 16, 2008.

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